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                                                                    EXHIBIT 99.1


                          Valassis Communications, Inc.
                              19975 Victor Parkway
                                Livonia, MI 48152


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Valassis Communications, Inc.
     Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                      Very truly yours,

                                      Valassis Communications, Inc.

                                      By: /s/ Robert L. Recchia
                                          --------------------------------------
                                          Robert L. Recchia
                                          Executive Vice President and
                                          Chief Financial Officer



Dated:   August 14, 2002